Roundhill Humanoid Robotics ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Aerospace/Defense - 1.5%
Kawasaki Heavy Industries Ltd.	39,000	$710,183

Auto Manufacturers - 16.2%
Hyundai Motor Co.	4,013	1,167,232
Tesla, Inc. (a)	11,169	4,152,076
XPeng, Inc. - ADR (a)(b)	128,813	2,203,991
		7,523,299

Auto Parts & Equipment - 7.5%
Minth Group Ltd.	252,000	1,042,688
Mobileye Global, Inc. - Class A (a)(b)	108,444	745,010
RoboSense Technology Co. Ltd. (a)	226,500	1,005,935
Schaeffler AG	86,308	701,582
		3,495,215

Electrical Components & Equipment - 2.6%
ABB Ltd.	15,580	1,229,555

Electronics - 1.6%
Hesai Group - ADR (a)	37,570	718,338

Internet - 7.8%
Alibaba Group Holding Ltd. - ADR (b)	8,977	1,126,254
Alphabet, Inc. - Class A	4,112	1,182,447
Amazon.com, Inc. (a)	6,339	1,320,224
		3,628,925

Machinery-Diversified - 34.4% (c)
Doosan Robotics, Inc. (a)	18,928	982,454
FANUC Corp.	20,900	696,535
Harmonic Drive Systems, Inc.	69,100	1,505,007
Hexagon AB - Class B	140,645	1,329,345
Keyence Corp.	2,300	793,123
Leader Harmonious Drive Systems Co. Ltd. - Class A (d)	51,309	1,390,086
Nabtesco Corp.	42,400	1,023,954
Rainbow Robotics (a)	5,656	1,923,923
Rockwell Automation, Inc. (b)	1,155	414,506
Shenzhen Dobot Corp. Ltd. - Class H (a)	464,800	1,927,922
THK Co. Ltd.	13,000	373,682
UBTech Robotics Corp. Ltd. - Class H (a)	274,300	2,987,835
Yaskawa Electric Corp.	25,600	646,879
		15,995,251

Metal Fabricate/Hardware - 2.6%
RBC Bearings, Inc. (a)	791	429,608
SKF AB - Class B	15,020	353,495
Timken Co.	4,083	410,627
		1,193,730

Miscellaneous Manufacturing - 1.8%
Hiwin Technologies Corp.	118,747	848,723

Semiconductors - 17.2%
Advanced Micro Devices, Inc. (a)	4,518	919,097
ARM Holdings PLC - ADR (a)	3,536	534,926
NVIDIA Corp.	12,898	2,249,411
Ouster, Inc. (a)	49,160	903,069
QUALCOMM, Inc.	10,405	1,339,956
Shanghai Iluvatar CoreX Semiconductor Co. Ltd. - Class H (a)	14,400	387,908
Teradyne, Inc.	5,619	1,665,809
		8,000,176

Software - 0.8%
Cambricon Technologies Corp. Ltd. - Class A (a)(d)	2,591	368,685

Telecommunications - 2.5%
Xiaomi Corp. - Class B (a)(e)	291,000	1,178,817

Transportation - 2.8%
Hyundai Glovis Co. Ltd.	9,628	1,304,352
TOTAL COMMON STOCKS (Cost $50,466,155)		46,195,249

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.0%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (f)	2,793,663	2,793,663
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,793,663)		2,793,663

MONEY MARKET FUNDS - 0.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (f)	266,727	266,727
TOTAL MONEY MARKET FUNDS (Cost $266,727)		266,727

TOTAL INVESTMENTS - 105.9% (Cost $53,526,545)		49,255,639
Liabilities in Excess of Other Assets - (5.9)%		(2,750,198)
TOTAL NET ASSETS - 100.0%		$46,505,441

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $2,810,665.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	All or a portion of the security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of March 31, 2026 was $1,759,250.
(e)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $1,178,817 or 2.5% of the Fund’s net assets.

(f)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Humanoid Robotics ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$46,195,249	$–	$–	$46,195,249
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,793,663
Money Market Funds	266,727	–	–	266,727
Total Investments	$46,461,976	$–	$–	$49,255,639

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,793,663 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.